Vanguard Admiral™ Treasury Money Market Fund
Summary Prospectus

December 27, 2011

Investor Shares

Vanguard Admiral Treasury Money Market Fund Investor Shares (VUSXX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 27, 2011, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.11%[1]

1 Vanguard and the Fund's Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the
Fund's daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Fund's Board may terminate the temporary expense limitation at any time.

Example

The following example is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

Primary Investment Policies
The Fund invests solely in high-quality, short-term money market securities whose interest and principal payments are backed by the full faith and credit of the U.S.
government. At least 80% of the Fund’s assets will always be invested in U.S.
Treasury securities; the remainder of the assets may be invested in securities issued by U.S. governmental agencies. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Primary Risks
The Fund is designed for investors with a low tolerance for risk; however, the Fund’s performance could be hurt by:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of comparative benchmarks, which have investment characteristics similar to those of the Fund. Returns for the iMoneyNet
Money Fund Report’s Average 100% Treasury Fund and the U.S. Treasury Money
Market Funds Average are derived from data provided by Lipper Inc. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future.

Updated performance information is available online at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Admiral Treasury Money Market Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2011, was 0.01%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.39% (quarter ended March 31, 2001), and the lowest return for a quarter was
0.00% (quarter ended March 31, 2010).

Average Annual Total Returns for Periods Ended December 31, 2010

	1 Year	5 Years	10 Years
Vanguard Admiral Treasury Money Market Fund
Investor Shares	0.01%	2.35%	2.27%
Comparative Benchmarks
iMoneyNet Money Fund Report's Average 100% Treasury Fund	0.00%	1.82%	1.71%
U.S. Treasury Money Market Funds Average	0.00	1.85	1.70

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

David R. Glocke, Principal of Vanguard. He has managed the Fund since 1997.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone
(800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$50,000
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of
Fund shares.

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Vanguard Admiral Treasury Money Market Fund Investor Shares—Fund Number 11

© 2011 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SP 11 122011